UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 8, 2013, National Rural Utilities Cooperative Finance Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission in connection with the establishment of a program through which the Company may issue and sell, from time to time, an unlimited aggregate principal amount of its member capital securities, series 2013 (the “Member Capital Securities”), to its voting members.

The forms of fixed and floating rate certificates for the Member Capital Securities are filed herewith as Exhibit 4.1 and 4.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Certificate for the Fixed Rate Member Capital Security.
4.2	Form of Certificate for the Floating Rate Member Capital Security.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Member Capital Securities.
8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Member Capital Securities.
23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE

FINANCE CORPORATION

By: /s/ J. Andrew Don

 Name: J. Andrew Don

 Title: Senior Vice President and Chief Financial Officer

Dated: October 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Certificate for the Fixed Rate Member Capital Security.
4.2	Form of Certificate for the Floating Rate Member Capital Security.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Member Capital Securities.
8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Member Capital Securities.
23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1).